EXHIBIT 4.8



                          REGISTRATION RIGHTS AGREEMENT


               REGISTRATION RIGHTS AGREEMENT, dated as of January 29, 1997 among The Bear Stearns Companies Inc. (the "Company"), Bear Stearns Capital Trust I, a Delaware statutory business trust (the "Trust"), and Bear, Stearns & Co. Inc., Chase Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc. and NationsBanc Capital Markets, Inc. as the initial purchasers (the "Initial Purchasers") of the Fixed/Adjustable Rate Capital Securities of the Trust, which are guaranteed by the Company.


               I.   Certain Definitions.

               For purposes of this Registration Rights Agreement, the following terms shall have the following respective meanings:

                    (a)  "Administrators" shall mean the
                    Administrators named under the Trust Agreement.

                    (b)  "Capital Securities" shall mean the
                    Fixed/Adjustable Rate Capital Securities,
                    Liquidation Amount $1,000 per Capital Security, to be issued under the Trust Agreement and sold to the Initial Purchasers, and those securities issued in exchange therefor or in lieu thereof pursuant to the Trust Agreement.

                    (c) "Closing Date" shall mean the date on which the Capital Securities are initially issued.

                    (d) "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

                    (e) "Debentures" shall mean the Fixed/Adjustable Rate Junior Subordinated Deferrable Interest Debentures due 2027 of the Company to be issued under the Indenture, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.

                    (f)  "Effective Time", in the case of (i) an
                    Exchange Offer, shall mean the time and date as of which the Commission declares the Exchange Offer Registration Statement effective or as of which the Exchange Offer Registration Statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration effective or as of which the Shelf Registration otherwise becomes effective.

                    (g)  "Exchange Act" shall mean the Securities
                    Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

                    (h)  "Exchange Offer" shall have the meaning
                    assigned thereto in Section 2(a) hereof.

                    (i) "Exchange Offer Registration Statement" shall have the meaning assigned thereto in Section 2(a) hereof.

                    (j) "Exchange Registration" shall have the meaning assigned thereto in Section 3(f) hereof.

                    (k) "Exchange Securities" shall have the meaning assigned thereto in Section 2(a) hereof.

                    (l) "Guarantee" shall mean the guarantee of the Capital Securities by the Company under the Guarantee Agreement, dated as of January 29, 1997, between the Company and The Chase Manhattan Bank, as Guarantee Trustee.

                    (m) The term "holder" shall mean the Initial
                    Purchasers for so long as they own any Registrable Securities, and such of their respective successors and assigns who acquire Registrable Securities, directly or indirectly, from such person or from any successor or assign of such person, in each case for so long as such person owns any Registrable Securities.

                    (n) "Indenture" shall mean the Indenture, dated as of January 29, 1997, between the Company and The Chase Manhattan Bank, as Trustee, as the same shall be amended from time to time.

                    (o) "Liquidation Amount" shall mean the stated amount of $1,000 per Trust Security.

                    (p) The term "person" shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

                    (q) "Registrable Securities" shall mean the
                    Securities; provided, however, that such
                    Securities shall cease to be Registrable
                    Securities when (i) in the circumstances
                    contemplated by Section 2(a) hereof, such
                    Securities have been exchanged for Exchange
                    Securities in an Exchange Offer as contemplated in
                    Section 2(a) (provided that any Exchange
                                  --------
                    Securities received by a broker-dealer in an Exchange Offer in exchange for Registrable Securities that were not acquired by the broker-dealer directly from the Company will also be Registrable Securities through and including the earlier of the 180th day after the Exchange Offer is completed or such time as such broker-dealer no longer owns such Exchange Securities); (ii) in the circumstances contemplated by Section 2(b) hereof, a registration statement registering such Securities under the Securities Act has been declared or becomes effective and such Securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement; (iii) such Securities are sold pursuant to Rule 144 under circumstances in which any legend borne by such Securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed or such Securities are eligible to be sold pursuant to paragraph (k) of Rule 144; or (iv) such Securities shall cease to be outstanding.

                    (r) "Registration Default" shall have the meaning assigned thereto in Section 2(c) hereof.

                    (s) "Registration Default Interest" shall have the meaning assigned thereto in Section 2(c) hereof.

                    (t) "Registration Default Distributions" shall have the meaning assigned thereto in Section 2(c).

                    (u) "Registration Expenses" shall have the meaning assigned thereto in Section 4 hereof.

                    (v) "Resale Period" shall have the meaning assigned thereto in Section 2(a) hereof.

                    (w) "Restricted Holder" shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder's business or (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities.

                    (x) "Rule 144," "Rule 405" and "Rule 415" shall mean, in each case, such rule promulgated under the Securities Act.

                    (y) "Securities" shall mean, collectively, the Capital Securities, the Guarantee and the Debentures.

                    (z) "Securities Act" shall mean the Securities
                    Act of 1933, or any successor thereto, as the same shall be amended from time to time.

                    (aa) "Shelf Registration" shall have the meaning assigned thereto in Section 2(b) hereof.

                    (ab) "Trust Agreement" shall mean the Amended and Restated Trust Agreement, dated as of January 29, 1997, among the Company, as Depositor, The Chase Manhattan Bank, as Property Trustee, the individuals named therein, as Administrators and Chase Manhattan Bank Delaware, as Delaware Trustee.

                    (ac) "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, or any successor thereto, as the same shall be amended from time to time.

                    (ad) "Trust Securities" shall mean collectively the Capital Securities and the Common Securities to be issued under the Trust Agreement to the Company.

                    Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Registration Rights Agreement, and the words "herein," "hereof' and, hereunder' and other words of similar import refer to this Registration Rights Agreement as a whole and not to any particular Section or other subdivision. Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

               2.  Registration Under the Securities Act.

               (a) Except as set forth in Section 2(b) below, the Company and the Trust agree to file under the Securities Act within 60 days after the Closing Date, a registration statement (the "Exchange Offer Registration Statement") relating to an offer to exchange (the "Exchange Offer") any and all of the Securities for a like aggregate amount of capital securities issued by the Trust and guaranteed by the Company and underlying fixed/adjustable rate junior subordinated interest deferrable debentures of the Company, which capital securities, guarantee and debentures are identical to the Capital Securities, the Guarantee and the Debentures, respectively (and are entitled to the benefits of trust indentures which have been qualified under the Trust Indenture Act) except that they have been registered pursuant to an effective registration statement under the Securities Act, do not contain restrictions on transfers and do not contain provisions for the additional interest and additional distributions contemplated in Section 2(c) below (such new securities hereinafter called "Exchange Securities"). Except as set forth in Section 2(b) below, the Company and the Trust agree to use their best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 150 days after the Closing Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. Except as set forth in
          Section 2(b) below, the Company and the Trust further agree to use their best efforts to commence and complete the Exchange Offer promptly after the Exchange Offer Registration Statement has become effective, hold the Exchange Offer open for at least 30 days after the date notice of the Exchange Offer is mailed to the holders of the Securities (the "Commencement") and exchange Exchange Securities for all Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. Except as set forth in Section 2(b) below, the Company and the Trust agree to use their best efforts to consummate the Exchange Offer within 180 days after the Closing Date. The Exchange Offer will be deemed to have been completed only if the Exchange Securities received by holders other than Restricted Holders in the Exchange Offer for Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company and the Trust having exchanged the Exchange Securities for all outstanding Securities pursuant to the Exchange Offer and
          (ii) the Company having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is no less than 30 days following the Commencement of the Exchange Offer. The Company and the Trust, agree (x) to include in the registration statement a prospectus for use in connection with any resales of Exchange Securities by a holder that is a broker-dealer registered under the Exchange Act ("broker-dealer") other than resales of Exchange Securities received by a broker-dealer pursuant to the Exchange Offer in exchange for Registrable Securities acquired by such broker-dealer directly from the Trust, and
          (y) to keep the Exchange Offer Registration Statement effective for a period (the "Resale Period") beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of (i) either (a) the expiration of the 180th day after the Exchange Offer has been completed or (b) in the event the Company and the Trust have at any time notified any broker-dealers pursuant to Section 3(f)(ii) hereof, the day beyond the 180th day after the Exchange Offer has been completed that reflects an additional period of days equal to the number of days during all of the periods from and including the dates the Company and the Trust give notice pursuant to Section 3(f)(ii)(F) hereof to and including the date when broker-dealers receive an amended or supplemented prospectus necessary to permit resales of Exchange Securities or to and including the date on which the Company and the Trust give notice that the resale of Exchange Securities under the Exchange Offer Registration Statement may resume or (ii) such time as such broker-dealers no longer own any Registrable Securities. With respect to such registration statement, each broker-dealer that holds Exchange Securities received in an Exchange Offer in exchange for Registrable Securities not acquired by it directly from the Company shall have the benefit of the rights of indemnification and contribution set forth in Section 6 hereof.

               (b) If (i) because of any change in law or in currently prevailing interpretations of the staff of the Commission, the Company and the Trust are not permitted to effect the Exchange Offer, (ii) the Company shall determine in good faith there is a reasonable likelihood that, or a material uncertainty exists as to whether, consummation of the Exchange Offer would result in an adverse tax consequence to the Company ( a "Tax Contingency"), (iii) the Exchange Offer is not consummated within 180 days of the Closing Date, (iv) certain holders of unregistered Exchange Securities shall notify the Company and the Trust following the consummation of the Exchange Offer that (A) such holder is prohibited by state or federal securities law or Commission policy from participating in the Exchange Offer or (B) such holder may not resell the Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such holder or (C) such holder is a broker-dealer and holds Securities acquired directly from the Company, the Trust or an affiliate of the Company, or the Trust, or (v) in the case of any holder that participates in the Exchange Offer, such holder does not receive Exchange Securities on the date of the exchange that may be sold without restriction under state and Federal securities laws (other than due solely to the status of such holder as an affiliate of the Company or the Trust within the meaning of the Securities Act), then in addition to or in lieu of conducting the Exchange Offer contemplated by
          Section 2(a), the Company and the Trust shall file under the Securities Act as promptly as practicable a "shelf' registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (the "Shelf Registration"). The Administrators will promptly deliver to the holders of the Capital Securities, the Property Trustee and the Delaware Trustee, or the Company will promptly deliver to the holders of the Debentures, if not the Trust, written notice that the Company and the Trust will be complying with the provisions of this Section 2(b). The Company and the Trust agree to
          (i) as promptly as practicable, file a Shelf Registration covering resales of the Securities, (ii) use their best efforts to cause the Shelf Registration to become or be declared effective under the Securities Act and (iii) use their best efforts to keep such Shelf Registration continuously effective for a period ending on the earlier of
          (i) either (x) three years (or, if Rule 144(k) is amended to provide a shorter restrictive period, such shorter period) after the Effective Time, or (y) in the event the Company and the Trust have at any time suspended the use of the prospectus contained in the Shelf Registration pursuant to Section 3(c) hereof, the date beyond the third anniversary of the Effective Time that reflects an additional period of days equal to the number of days during all of the periods from and including the dates the Company and the Trust give notice of such suspension pursuant to Section 3(c) to and including the date when holders of Registrable Securities receive an amended or supplemented prospectus necessary to permit resales as Registrable Securities under the Shelf Registration or to and including the date on which the Company and Trust give notice that the resale to Registrable Securities may resume or (ii) such time as there are no longer any Registrable Securities outstanding. The Company and the Trust further agree to supplement or make amendments to the Shelf Registration, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company and the Trust for such Shelf Registration or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company and the Trust agree to furnish to the holders of the Registrable Securities copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

               (c) In the event that (i) the Exchange Offer Registration Statement or a registration statement relating to a Shelf Registration (a "Shelf Registration Statement"), as the case may be, is not filed with the Commission on or prior to the 60th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 150th day following the Closing Date (unless the Company has previously filed a Shelf Registration as contemplated herein) or (iii) the Exchange Offer is not consummated or the Shelf Registration is not declared effective on or prior to the 180th day following the Closing Date (any such event a "Registration Default"), then, as liquidated damages, registration default interest (the "Registration Default Interest"), in addition to any other interest due, shall become payable in respect of the Debentures, and corresponding registration default Distributions (the "Registration Default Distributions") shall become payable on the Trust Securities as follows:

                    (i) if neither the Exchange Offer Registration Statement nor a Shelf Registration Statement, as the case may be, is filed with the Commission on or prior to the 60th day after the Closing Date, then commencing on the day after either such required filing date, Registration Default Interest shall accrue on the principal amount of the Debentures, and Registration Default Distributions shall accumulate on the Liquidation Amount of the Trust Securities, at a rate of 0.25% per annum;

                    (ii)  if (A) the Exchange Offer Registration
               Statement is not declared effective by the Commission on or prior to the 150th day after the Closing Date (unless the Company has previously filed a Shelf Registration as contemplated herein) or (B) the Company has not filed a Shelf Registration on or prior to the 150th day after the Closing Date as contemplated in 2(b) hereof, then commencing on the day after the applicable required effectiveness date or filing date, as the case may be, Registration Default Interest shall accrue on the principal amount of the Debentures, and Registration Default Distributions shall accumulate on the Liquidation Amount of the Trust Securities, at a rate of 0.25% per annum; and

                    (iii) if (A) the Trust and the Company have not consummated the Exchange Offer, in accordance with the terms of the Exchange Offer on or prior to the 180th day after the Closing Date or (B) if applicable, the Shelf Registration has not been declared effective on or prior to the 180th day after the Closing Date or such Shelf Registration ceases to be effective at any time prior to the third anniversary of the Closing Date (other than after such time as there are no longer any Registrable Securities), then Registration Default Interest shall accrue on the principal amount of Debentures, and Registration Default Distributions shall accumulate on the Liquidation Amount of the Trust Securities, each at a rate of 0.25% per annum commencing on (x) the day after the applicable required date for consummation, in the case of (A) above, or (y) the day such Shelf Registration is required to be declared effective or ceases to be effective, as the case may be, in the case of (B) above;

          provided, however, in the event that a Tax Contingency shall exist on or before the 60th day following the Closing Date, then clause (i) of this Section 2(c) shall not apply. To the extent that such a Tax Contingency exists and the Company has filed a Shelf Registration Statement covering resales of the Securities by the 150th day following the Closing Date, then clause (ii) of this Section 2(c) shall not apply, and to the extent a Tax Contingency exists on the 180th day following the Closing Date, the period specified in clause
          (iii) of this Section 2(c) shall be 240 days; provided, further, however, that neither the Registration Default Interest rate on the Debentures, nor the Registration
          Default Distributions rate on the Liquidation Amount of the Trust Securities, shall exceed in the aggregate 0.50% per annum; and provided, further, however, that (1) upon the filing of the Exchange Offer Registration Statement, a Shelf Registration or the occurrence of a Tax Contingency, if applicable, (in the case of clause (i) above) (2) upon the effectiveness of the Exchange Offer Registration Statement or the filing of a Shelf Registration (in the case of clause
          (ii) above), or (3) upon the consummation of the Exchange Offer (in the case of clause (iii) (A) above), or upon the effectiveness of the Shelf Registration or the effectiveness of a Shelf Registration which had ceased to remain effective (in the case of clause (iii) (B) above), Registration
          Default Interest on the Debentures, and Registration Default Distributions on the Liquidation Amount of the Trust Securities as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

               (d) Any reference herein to a registration statement shall be deemed to include any document incorporated therein by reference as of the applicable Effective Time and any reference herein to any post-effective amendment to a registration statement shall be deemed to include any document incorporated therein by reference as of a time after such Effective Time.

               (e) Notwithstanding any other provisions of this Registration Rights Agreement, in the event that Debentures are distributed to holders of Capital Securities in liquidation of the Trust pursuant to the Trust Agreement (i) all references in this Section 2 and Section 3 to Securities, Registrable Securities and Exchange Securities shall not include the Capital Securities and Guarantee or Capital Securities and Guarantee issued or to be issued in exchange therefor in the Exchange Offer, (ii) all requirements for action to be taken by the Trust in this
          Section 2 and Section 3 shall cease to apply and all requirements for action to be taken by the Company in this
          Section 2 and Section 3 shall apply to Debentures and Debentures issued or to be issued in exchange therefor in the Exchange Offer.

               III. Registration Procedures.

               The following provisions shall apply to registration statements filed pursuant to Section 2:

               (a) At or before the Effective Time of the Exchange Offer or the Shelf Registration, as the case may be, the Company and the Trust shall qualify the Indenture (if not already qualified), the Trust Agreement and the Guarantee under the Trust Indenture Act of 1939.

               (b) In connection with the Company's and the Trust's obligations with respect to the Shelf Registration, if applicable, the Company and the Trust shall, as soon as reasonably practicable (or as otherwise specified herein):

                    (i)  prepare and file with the Commission a
               registration statement with respect to the Shelf Registration on any form which may be utilized by the Trust and the Company and which shall permit the disposition of the Registrable Securities in accordance with the intended method or methods thereof, as specified in writing by the holders of the Registrable Securities, and use its best efforts to cause such registration statement to become effective as soon as practicable thereafter;

                    (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement for the period specified in
               Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement, and furnish to the holders of the Registrable Securities copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

                    (iii)  comply, as to all matters within the
               Company's and the Trust's control, with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the holders thereof provided for in such registration statement;

                    (iv) provide to any of (A) the holders of the Registrable Securities to be included in such registration statement, (B) the underwriters (which term, for purposes of this Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, therefor, (D) counsel for such underwriters or agent and (E) not more than one counsel for all the holders of such Registrable Securities who so request of the Company in writing the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

                    (v) for a reasonable period prior to the filing of such registration statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Company's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(b)(iv) who shall certify to the Company and the Trust that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company in writing as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such registration statement or the prospectus included therein or in an amendment to such registration statement or an amendment or supplement to such prospectus in order that such registration statement, prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                    (vi)  promptly notify the selling holders of
               Registrable Securities, the sales or placement agent, if any, therefor and the managing underwriter or underwriters, if any, thereof and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company or the Trust contemplated by
               Section 3(b)(xv) or Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company or the Trust of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                    (vii) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

                    (viii) if requested by any managing underwriter or underwriters, any placement or sales agent or any holder of Registrable Securities, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the Securities Act, Exchange Act and the applicable rules and regulations of the Commission thereunder and as such managing underwriter or underwriters, such agent or such holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the principal amount of Registrable Securities being sold by such holder or agent or to any underwriters, the name and description of such holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                    (ix)  furnish to each holder of Registrable
               Securities, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(b)(iv) an executed copy (or, in the case of a holder of Registrable Securities, a conformed copy) of such registration statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of a holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such holder, agent or underwriter, as the case may be) and of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and such other documents, as such holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such holder, offered or sold by such agent or underwritten by such underwriter and to permit such holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company and the Trust hereby consent to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company or the Trust, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

                    (x)  use its best efforts to (A) register or
               qualify the Registrable Securities to be included in such registration statement under such securities laws or blue sky laws of such United States jurisdictions as any holder of such Registrable Securities and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request,
               (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf
               Registration is required to remain effective under
               Section 2(b) above and for so long as may be necessary to enable any such holder, agent or underwriter to complete its distribution of Securities pursuant to such registration statement but in any event not later than the date through which the Company and the Trust are required to keep the Shelf Registration Effective pursuant to Section 2(b) and (C) take any and all other actions as may be reasonably requested to enable each such holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that neither the Company nor the Trust shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section
               3(b)(x), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

                    (xi) use its best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to be obtained by the Company or the Trust to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;

                    (xii) cooperate with the holders of the Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, and which shall not bear any restrictive legends, except as may be required by applicable law; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

                    (xiii) provide a CUSIP number for all applicable Registrable Securities, not later than the Effective Time;

                    (xiv)  enter into one or more underwriting
               agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including customary provision agreed to by the Company relating to indemnification and contribution, and take such other actions in connection therewith as any holders of Registrable Securities aggregating at least 25% in aggregate principal amount of the Registrable Securities at the time outstanding shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; provided, that the Company and the Trust shall not be required to enter into any such agreement more than once with respect to all of the Registrable Securities and may delay entering into such agreement until the consummation of any underwritten public offering which the Company shall have then undertaken;

                    (xv) whether or not an agreement of the type referred to in Section (3)(b)(xiv) hereof is entered into and whether or not any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the holders of such Registrable Securities and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made by the Company in connection with an offering of debt securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration; (B) obtain an opinion of counsel to the Company and an opinion of counsel to the Trust in each case in customary form and covering such matters, of the type customarily covered by such an opinion, and in the case of the Company as customarily given in public offerings of the Company's debt securities as the managing underwriters, if any, or as any holders of at least 25% in aggregate principal amount of the Registrable Securities at the time outstanding may reasonably request, addressed to such holder or holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such registration statement (and if such registration statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto); (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of the Company addressed to the selling holders of Registrable Securities, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such registration statement and (ii) the effective date of any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such registration statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type in public offerings of debt securities of the Company; (D) deliver such documents and certificates, including officers' or trustees' or Administrators' certificates, as applicable, as may be reasonably requested by any holders of at least 25% in aggregate principal amount of the Registrable Securities at the time outstanding or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in
               Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company or the Trust, as applicable; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

                    (xvi) notify in writing each holder of Registrable Securities of any proposal by the Company and/or the Trust to amend or waive any provision of this Registration Rights Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

                    (xvii)  in the event that any broker-dealer
               registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Conduct Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including by (A) if such Rules shall so require, permitting a "qualified independent underwriter" (as defined in such Schedule (or any successor thereto)) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Conduct of the NASD;

                    (xviii)  make generally available to its security
               holders as soon as practicable but in any event not later than eighteen months after the effective date of such registration statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder);

                    (xix) on or prior to the Effective Time of the Shelf Registration, the Company shall use its reasonable best efforts to have caused the Registrable Securities to be duly authorized for listing, on the New York Stock Exchange as a fixed income security (or, if such listing is unavailable, as an equity security); and

                    (xx) use its best efforts to cause the Registrable Securities covered by the Shelf Registration to be rated by two nationally recognized statistical rating organizations (as such term is defined in Rule
               436(g)(2) under the Securities Act).

          In case any of the foregoing obligations is dependent upon information provided or to be provided by a party other than the Company or the Trust, such obligation shall be subject to the provision of such information.

               (c) In the event that the Company and the Trust would be required, pursuant to Section 3(b)(vi)(F) above, to notify the selling holders of Registrable Securities, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company and the Trust shall promptly prepare and furnish to each such holder, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each holder of Registrable Securities agrees that upon receipt of any notice from the Company or the Trust, pursuant to Section 3(b)(vi)(F) hereof, such holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until such holder (i) shall have received copies of such amended or supplemented prospectus and, if so directed by the Company or the Trust, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice or (ii) shall have received notice from the Company or the Trust that the disposition of Registrable Securities pursuant to the Shelf Registration may continue.

               (d) The Company and the Trust may require each holder of Registrable Securities as to which any registration pursuant to Section 2(b) is being effected to furnish to the Company such information regarding such holder and such holder's intended method of distribution of such Registrable Securities as the Company and the Trust may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. Each such holder agrees to notify the Company and the Trust as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to the Company and the Trust or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such holder or such holder's intended method of disposition of such Registrable Securities or omits to state any material fact regarding such holder or such holder's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company and the Trust any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

               (e) Until the expiration of three years after the Closing Date, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144) to, resell any of the Capital Securities or Debentures that have been reacquired by any of them except pursuant to an effective registration statement or exemption under the Act.

               (f) In connection with the Company's and the Trust's obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the "Exchange Registration"), if applicable, the Company and the Trust shall, as soon as reasonably practicable (or as otherwise specified):

                    (i) prepare and file with the Commission such amendments and supplements to the Exchange Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness thereof for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of the Exchange Offer Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities. Notwithstanding the foregoing, the Company shall not be required to amend or supplement a Shelf Registration, any related prospectus or any document incorporated therein by reference in the event that, for a period not to exceed an aggregate of 90 days (or an aggregate of 120 days in any consecutive 18 month period) if (x) an event occurs and is continuing as a result of which a Shelf Registration, any related prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (y) (1) the Company determines in good faith that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company and the Trust or (2) the disclosure otherwise related to a pending financing, acquisition, divestiture, corporate reorganization or other material business transaction which has not yet been publicly disclosed in any relevant jurisdiction;

                    (ii) promptly notify each broker-dealer that has requested or received copies of the prospectus included in the Exchange Offer Registration Statement, and confirm such advice in writing, (A) when the Exchange Offer Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to the Exchange Offer Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to the Exchange Offer Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Exchange Offer Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company and/or the Trust contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company or the Trust of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any United States jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that the Exchange Offer Registration Statement, prospectus, prospectus amendment or supplement of post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                    (iii) in the event that the Company and the Trust would be required, pursuant to Section 3(f)(ii)(F) above, to notify any broker-dealers holding Exchange Securities, promptly prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or notify such broker-dealers that the date of Exchange Securities pursuant to the Exchange Offer Registration Statement may continue;

                    (iv) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Exchange Offer Registration Statement or any post-effective amendment thereto at the earliest practicable date;

                    (v)  use its best efforts to (A) register or
               qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that neither the Company nor the Trust shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(f)(v), (2) consent to general service of process in any such jurisdiction or
               (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

                    (vi) use its best efforts to obtain the consent or approval of each United States governmental agency or authority, whether federal, state or local, which may be required to be obtained by the Company or the Trust to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period;

                    (vii) provide a CUSIP number for all applicable Exchange Securities, not later than the applicable
               Effective Time;

                    (viii) make generally available to its security holders as soon as practicable but no later than eighteen months after the effective date of such registration statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder);

                    (ix) on or prior to the Effective Time of the Exchange Offer Registration Statement, the Company shall use its reasonable best efforts to have caused the Exchange Securities to be duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange as a fixed income security (or, if such listing is unavailable, as an equity security); and

                    (x) use its best efforts to cause the Exchange Securities covered by the Exchange Offer Registration Statement to be rated by two nationally recognized statistical rating organizations (as such term is defined in Rule 436(g)(2) under the Securities Act.

          In case any of the foregoing obligations is dependent upon information provided or to be provided by a party other than the Company or the Trust, such obligation shall be subject to the provision of such information.

               4.  Registration Expenses.

               The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company's and the Trust's performance of or compliance with this Registration Rights Agreement, including (a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Securities or Exchange Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(b)(x) and Section 3(f)(v) hereof, including reasonable fees and disbursements of one counsel for the placement or sales agent or underwriters in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Securities and all other documents relating hereto, (d) messenger and delivery expenses, (e) fees and expenses of the Trustee under the Indenture, the Property Trustee and Debenture Trustee under the Trust Agreement and the Guarantee Trustee under the Guarantee and of any escrow agent or custodian,
          (f) internal expenses (including all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (h) reasonable fees, disbursements and expenses of one counsel for the holders of Registrable Securities retained in connection with a Shelf Registration, as selected by the holders of at least a majority in aggregate principal amount of the Registrable Securities being registered, and fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration, (i) all application and filing fees in connection with listing the Exchange Securities or Registrable Securities on a national exchange or automated quotation system pursuant to the requirements hereof, and (j) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance) (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

               5.   Representations and Warranties.

               Each of the Company and the Trust represents and warrants to, and agrees with, the Initial Purchasers and each of the holders from time to time of Registrable
          Securities that:

                    (a)  Each registration statement covering
               Registrable Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c) or
               Section 3(f) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from
               (i) such time as a notice has been given to holders of Registrable Securities pursuant to Section 3(b)(vi)(F) or Section 3(f)(ii)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(c) or Section 3(f)(iii) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to
               Section 3(b) or Section 3(f) hereof, as then amended or supplemented, will conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company and the Trust by a holder of Registrable Securities expressly for use therein.

                    (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities expressly for use therein.

                    (c) The compliance by the Company and the Trust with all of the provisions of this Registration Rights Agreement and the consummation of the transactions herein contemplated will not, as of the date hereof,
               (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Guarantor or any of its subsidiaries considered as one enterprise or the Trust, as applicable, pursuant to, the terms of any contract, agreement, indenture, mortgage, loan agreement, note, lease or other instrument, franchise, license or permit to which the Guarantor or any of its subsidiaries, or the Trust, as applicable, is a party or by which the Guarantor or any of its subsidiaries, or the Trust, as applicable, or their respective properties or assets may be bound or subject and that is material to the Guarantor and its subsidiaries considered as one enterprise, or the Trust, as applicable, or (B) violate or conflict with any provision of the certificate of incorporation or by-laws of the Guarantor or any of its subsidiaries, or the Trust Agreement of the Trust, or any law, judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body or any arbitrator having jurisdiction over the Guarantor or any of its subsidiaries, or the Trust, as applicable, or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Guarantor or any of its subsidiaries, or the Trust, as applicable, or any of their respective properties or assets, is required for the execution, delivery and performance of the Registration Rights Agreement and the compliance with the provisions hereof and thereof, except such as may be required under applicable state securities or "blue sky" laws and such consents, approvals, authorizations, registrations and qualifications as may be required under the Securities Act, the Trust Indenture Act and state securities or "blue sky" laws in connection with the exchange offer or resale registration statement contemplated in this Registration Rights Agreement.

                    (d) This Registration Rights Agreement has been duly authorized, executed and delivered by the Company or the Trust, as applicable.

               6.  Indemnification.

               (a) The Trust and the Company, jointly and severally, agree to indemnify and hold harmless (i) each holder, (ii) each person, if any, who controls a holder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of any holder or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Trust will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder expressly for use therein. This indemnity agreement will be in addition to any liability which the Trust and the Company may otherwise have, including, under this Agreement.

                    (b)  Each holder, severally and not jointly,
          agrees to indemnify and hold harmless the Trust, the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities

          Act, or any preliminary, final or summary prospectus contained therein, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder expressly for use therein. This indemnity will be in addition to any liability which a holder may otherwise have, including under this Agreement. In no event, however, shall the liability of any selling holder hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon its sale of the Registrable Securities giving rise to such indemnification obligation.

                    (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or
          (b) above, shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

                    (d)  In order to provide for contribution in
          circumstances in which the indemnification provided for in this Section 6 is for any reason held to be unavailable from the Company or the Trust or is insufficient to hold harmless a party indemnified thereunder, the Company, Trust and each holder shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and the Trust, any contribution received by the Company and the Trust from persons, other than the holders, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or
          Section 20(a) of the Exchange Act) to which the Company and any holder may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust from the offering of Securities and any such holder from its sale of Securities or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in this Section 6, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, the Trust and the holders in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Trust and any holder shall be deemed to be in the same proportion as (x) the total proceeds from the offering of the Securities (net of discounts but before deducting expenses) received by the Company and (y) the total proceeds received by such holder upon its sale of Securities which would otherwise give rise to the indemnification obligation, respectively. The relative fault of the Company, the Trust and of the holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Trust or the holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trust and each holder agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 6, (i) no holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such holder with respect to the sale of its Securities exceeds the sum of (A) the amount paid by such holder for such Securities plus (B) the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 1l(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 6, (A) each person, if any, who controls a holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of a holder or any controlling person shall have the same rights to contribution as such holder, and each person, if any, who controls the Company and the Trust within the meaning of Section 15 of the Act or
          Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company and the Trust, subject in each case to clauses (i) and (ii) of this Section 6(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 6, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 6 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its written consent; provided, however, that such written consent was not unreasonably withheld.

               7. Underwritten Offerings.

               (a) Selection of Underwriters. If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by the holders of at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

               (b) Participation by Holders. Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such under-writing arrangements.

               8.     Rule 144. The Company covenants to the
          holders of Registrable Securities that the Company shall use its best efforts to timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities in connection with that holder's sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

               9.  Miscellaneous.

               (a) No Inconsistent Agreements. Each of the Company and the Trust represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities which would be inconsistent with the terms contained in this Registration Rights Agreement.

               (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Exchange and Registration Rights Agreement in accordance with the terms and conditions of this Exchange and Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

               (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to it at The Bear Stearns Companies Inc., 245 Park Avenue, New York, New York 10167,
          Attention: David Granville-Smith; if to the Trust, to it at The Chase Manhattan Bank, Attention: Corporate Trust Administration; and if to a holder, to the address of such holder set forth in the security register or other records of the Trust or the Company, as the case may be, or to such other address as the Company, the Trust or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

               (d) Parties in Interest. All the terms and provisions of this Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Registration Rights Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by and to perform, all of the applicable terms and provisions of this Registration Rights Agreement.

               (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.

               (f) LAW GOVERNING. THIS REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

               (g) Headings. The descriptive headings of the several Sections and paragraphs of this Registration Rights
          Agreement are inserted for convenience only, do not constitute a part of this Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Registration Rights Agreement.

               (h) Entire Agreement; Amendments. This Registration Rights Agreement and the other writings referred to herein (including the Trust Agreement, the Guarantee and the Indenture) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.
          This Registration Rights Agreement may be amended and the observance of any term of this Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company, the Trust and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

               (i) Inspection. For so long as this Registration Rights Agreement shall be in effect, this Registration Rights Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying on any business day by any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities, the Indenture and this Agreement) at the offices of the Company at the address thereof set forth in
          Section 9(c) above, at the office of the Property Trustee or at the office of the Trustee under the Indenture.

               (j) Counterparts. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                     [Remainder of page intentionally blank]

                    Agreed to and accepted as of the date referred to above.

                                        BEAR STEARNS CAPITAL TRUST I


                                        By:  /s/ Kenneth L. Edlow
                                             ---------------------------------
                                             Kenneth L. Edlow, as Administrator

                                        THE BEAR STEARNS COMPANIES INC.


                                        By:  /s/ James E. Cayne
                                             ---------------------------------
                                             James E. Cayne
                                             President and Chief
                                             Executive Officer


                                        BEAR, STEARNS & CO. INC.
                                        CHASE SECURITIES INC.
                                        GOLDMAN, SACHS & CO.
                                        J.P. MORGAN SECURITIES INC.
                                        NATIONSBANC CAPITAL MARKETS, INC.


                                        By:  BEAR, STEARNS & CO. INC.

                                        By:  /s/ James E. Cayne
                                             ---------------------------------
                                             James E. Cayne
                                             President and Chief
                                             Executive Officer




          NYFS04...:\25\22625\0110\6522\AGR2047L.360